UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 25, 2024

CAPITAL SOUTHWEST CORPORATION
(Exact Name Of Registrant As Specified In Charter)

Texas	814-00061	75-1072796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8333 Douglas Avenue, Suite 1100
Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 238-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.25 par value per share	CSWC	The Nasdaq Global Select Market
7.75% Notes due 2028	CSWCZ	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Capital Southwest Corporation (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”) on July 25, 2024. Shareholders of record at the close of business on May 29, 2024 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 45,853,940 shares of common stock outstanding and entitled to vote. A quorum consisting of 31,201,303 shares of common stock of the Company were present or represented by proxy at the Annual Meeting.

The following three proposals were voted on at the Annual Meeting: (1) the election of six directors to serve until the 2025 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified; (2) the approval of, on an advisory basis, the compensation of the Company’s named executive officers; and (3) the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025. The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1. The following six (6) directors were elected to serve until the 2025 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified by the following vote:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Christine S. Battist	16,350,390	439,996	14,410,917
David R. Brooks	15,793,415	996,971	14,410,917
Bowen S. Diehl	16,492,134	298,252	14,410,917
Jack D. Furst	15,943,200	847,186	14,410,917
Ramona Rogers-Windsor	16,321,894	468,492	14,410,917
William R. Thomas	15,881,960	908,426	14,410,917

Proposal 2. The compensation of the Company’s named executive officers as disclosed and discussed in the Proxy Statement on Schedule 14A relating to the Annual Meeting was approved on an advisory basis by the following vote:

Votes For	14,506,455
Votes Against	1,390,660
Abstentions	893,271
Broker Non-Votes	14,410,917

Proposal 3. The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025 was approved by the following vote:

Votes For	30,523,119
Votes Against	253,062
Abstentions	425,122

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2024

By:	/s/ Michael S. Sarner
Name: Michael S. Sarner
Title: Chief Financial Officer